Exhibit 99.2

Copyright 2022 Porch Group, Inc. All rights reserved Q4 and FY 2021 Earnings Presentation March 1, 2022 Love your home. For moving and improving and everything in between.

Copyright 2022 Porch Group, Inc. All rights reserved Presenters Matt Ehrlichman CEO, Chairman & Founder Porch Group Marty Heimbigner CFO Porch Group Matthew Neagle COO Porch Group Nicole Pelley SVP, Product & Technology Porch Group 2

Copyright 2022 Porch Group, Inc. All rights reserved 3 DISCLAIMERS Forward - Looking Statements Certain statements in this presentation may be considered “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally relate to future events or Porch Group, Inc . ’s (“Porch”) future financial or operating performance . For example, projections of future revenue, contribution margin, Adjusted EBITDA and other metrics, business strategy and plans, and anticipated impacts from pending or completed acquisitions, are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Porch and its management at the time they are made, are inherently uncertain . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (1) expansion plans and opportunities, including recently completed acquisitions as well as future acquisitions or additional business combinations ; (2) costs related to being a public company ; (3) litigation, complaints, and/or adverse publicity ; (4) the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability ; (5) further expansion into the insurance industry, and the related federal and state regulatory requirements ; (6) privacy and data protection laws, privacy or data breaches, or the loss of data ; (7) the duration and scope of the COVID - 19 pandemic and its continued effect on the business and financial conditions of Porch ; and (8) other risks and uncertainties described in Porch’s most recent Form 10 - K/A and subsequent reports filed with the Securities and Exchange Commission (the “SEC”), such as Porch’s quarterly reports on Form 10 - Q for the quarters ended March 31 , 2021 , June 30 , 2021 and September 30 , 2021 , as well as in its subsequent reports on Form 8 - K, all of which are available on the SEC’s website at www . sec . gov . Nothing in this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date of this presentation . Unless specifically indicated otherwise, the forward - looking statements in this release do not reflect the potential impact of any divestitures, mergers, acquisitions, or other business combinations that have not been completed as of the date of this presentation . Porch does not undertake any duty to update these forward - looking statements, whether as a result of changed circumstances, new information, future events or otherwise, except as may be required by law . Non - GAAP Financial Measures This presentation includes one or more non - GAAP financial measures, such as Adjusted EBITDA (loss), Adjusted EBITDA (loss) as a percentage of revenue, contribution margin, and average revenue per monetized service . Porch defines Adjusted EBITDA (loss) as net income (loss) adjusted for interest expense, net, income taxes, other expenses, net, depreciation and amortization, certain non - cash long - lived asset impairment charges, stock - based compensation expense and acquisition - related impacts, including compensation to the sellers that requires future service, amortization of intangible assets, gains (losses) recognized on changes in the value of contingent consideration arrangements, if any, gain or loss on divestures and certain transaction costs . Adjusted EBITDA (loss) as a percentage of revenue is defined as Adjusted EBITDA (loss) divided by GAAP total revenue . Contribution margin is defined as revenue less all variable expenses, including cost of revenue, variable marketing and sales . Average revenue per monetized services in quarter is the average revenue generated per monetized service performed in a quarterly period . When calculating average revenue per monetized service in quarter, average revenue is defined as total quarterly monetized service revenues generated from monetized services . Porch management uses these non - GAAP financial measures as supplemental measures of Porch’s operating and financial performance, for internal budgeting and forecasting purposes, to evaluate financial and strategic planning matters, and to establish certain performance goals for incentive programs . Porch believes that the use of these non - GAAP financial measures provides investors with useful information to evaluate Porch’s operating and financial performance and trends and in comparing Porch’s financial results with competitors, other similar companies and companies across different industries, many of which present similar non - GAAP financial measures to investors . However, Porch's definitions and methodology in calculating these non - GAAP measures may not be comparable to those used by other companies . In addition, Porch may modify the presentation of these non - GAAP financial measures in the future, and any such modification may be material . You should not consider these non - GAAP financial measures in isolation, as a substitute to or superior to financial performance measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude specified income and expenses, some of which may be significant or material, that are required by GAAP to be recorded in Porch’s consolidated financial statements . Porch may also incur future income or expenses similar to those excluded from these non - GAAP financial measures, and Porch’s presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or non - recurring items . In addition, these non - GAAP financial measures reflect the exercise of management judgment about which income and expense are included or excluded in determining these non - GAAP financial measures . You should review the tables accompanying Porch’s earnings release available at www . sec . gov for reconciliations of these non - GAAP financial measures to the most directly comparable GAAP financial measure . Porch is not providing reconciliations of non - GAAP financial measures for future periods to the most directly comparable measures prepared in accordance with GAAP . Porch is unable to provide these reconciliations without unreasonable effort because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch’s control . 3

Copyright 2022 Porch Group, Inc. All rights reserved Agenda 1. Strategy Recap 2. Q4 and FY2021 Results 3. FY 2022 Guidance 4. Segments & KPIs 5. Deep Dives: Product | M&A | Targeted Future Milestones 6. Q&A 4

Copyright 2022 Porch Group, Inc. All rights reserved FY 2021 Earnings Call CEO Update

Copyright 2022 Porch Group, Inc. All rights reserved Porch, the Vertical Software Platform for the Home Insurance (Carrier, Agency & Warranty) Vertical Software (SaaS + Transaction) (1) Customer acquisition cost 6

Copyright 2022 Porch Group, Inc. All rights reserved Key Focus Areas for 2022 1. Sell Vertical Software to more companies, increasing market share in key strategic verticals 2. Embed and expand B2B2C Transactions via our privileged access to consumers 3. Grow capital light Insurance revenue via geographic and product expansion 4. Begin to leverage Proprietary Data to improve insurance and warranty Pricing Accuracy 5. Enhance Consumer Experience and Conversion via app, digital, and concierge experiences 6. Pursue strategic and accretive M&A and accelerate growth of acquired companies 7

Copyright 2022 Porch Group, Inc. All rights reserved FY 2021 Earnings Call Q4 and FY 2021 Results

Copyright 2022 Porch Group, Inc. All rights reserved Strong Growth and Margin Improvement from Q4 2020 Year Over Year ▲ Disclaimer: See Porch’s Q4 and full year 2021 earnings press release for a reconciliation of Adjusted EBITDA (loss) as a perc ent age of revenue and Contribution Margin to their most directly comparable GAAP financial measures $18.9M Revenue 77% Revenue - Cost of Revenue Margin - 21% Adj. EBITDA Margin 31% Contribution Margin $51.6M Revenue 79% Revenue - Cost of Revenue Margin - 15% Adj. EBITDA Margin 44% Contribution Margin Q4 2021 Q4 2020 9 172% Increase

Copyright 2022 Porch Group, Inc. All rights reserved Recap of 2021 Guidance History vs. Actuals $195M Revenue ~70% Revenue - Cost of Revenue Margin - 14 to - 16% Adj. EBITDA Margin ~40% Contribution Margin $192.4M Revenue 71% Revenue - Cost of Revenue Margin - 13.8% Adj. EBITDA Margin 41% Contribution Margin Actual Latest guidance 10 Disclaimer: See Porch’s Q4 and full year 2021 earnings press release for a reconciliation of Adjusted EBITDA (loss) as a perc ent age of revenue and Contribution Margin to their most directly comparable GAAP financial measures

Copyright 2022 Porch Group, Inc. All rights reserved $36M $57M $72M 2018PF 2019PF 2020A 2021A Note: PF figures are Pro Forma results which exclude the financial results of certain Porch businesses divested during 2019 a nd the first half of 2020, after giving effect to all such divestitures as if they had occurred on January 1, 2018 Disclaimer: See Porch’s Q4 and full year 2021 earnings press release for a reconciliation of Adjusted EBITDA (loss) as a perc ent age of revenue and Contribution Margin to their most directly comparable GAAP financial measures 2021A Revenue: 166 % Year - over - Year Growth Revenue % Growth 58% 26% 166% $192.4M $137M Vertical Software $55M Insurance Adjusted EBITDA % - 79% - 57% - 24% - 13.8% 25% 2018PF 2019PF 2020A 2021A Long-Term Target 11

Copyright 2022 Porch Group, Inc. All rights reserved FY 2021 Earnings Call FY 2022 Guidance

Copyright 2022 Porch Group, Inc. All rights reserved 2022 Guidance: 66% Revenue Growth & Adj EBITDA Improvement ~$320M Revenue ~ - 9% > - $26.4M Adj EBITDA % Adj EBITDA $ ~$210M Revenue Less Cost of Revenue Increase of 53% from $137M in 2021 YoY improvements of >400 bps and total Adj EBITDA $ (Guiding to profitability in 2H 2023 and FY 2024) 2022E Guidance Disclaimer: See Porch’s Q4 and full year 2021 earnings press release for a reconciliation of Adjusted EBITDA (loss) as a perc ent age of revenue and Contribution Margin to their most directly comparable GAAP financial measures Porch is not providing reconciliations of forward - looking non - GAAP guidance to the comparable GAAP measures because certain information n ecessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch’s control. In particular, the charges excluded from these non - GAAP measures are subject to high v ariability and complexity due to Porch’s ongoing growth $302.5M + $17.5M from announced acquisitions (RWS = $7.5M of $10M annualized; CSE = $10M of $25M annualized) ~$600M Gross Written Premium Increase of 95% from $307M GWP in 2021 13

Copyright 2022 Porch Group, Inc. All rights reserved Rapid Growth Expected Across Each Key Measure $192.4M $320M 2021 2022E YoY 66 % increase YoY 95% increase $ 307 M $ 600 M 0 100 200 300 400 500 600 700 2021 2022E Series 1 $ 137 M $ 210 M 0 50 100 150 200 250 2021 2022E Series 1 YoY 53% increase Revenue Less Cost of Revenue Gross Written Premium Revenue 14 Note: 2022 estimates include impact of announced but not yet closed acquisitions of CSE and RWS including revenue of: RWS ($7.5M) and CSE (+$10M based on the expectation of a mid 2022 close date)

Copyright 2022 Porch Group, Inc. All rights reserved $36M $57M $72M 2018PF 2019PF 2020A 2021A 2022E 2022E: Both Strong Growth and Margin Improvement Revenue % Growth 58% 26% 166% $192.4M $137M Vertical Software $55M Insurance Adjusted EBITDA % ~$190M Vertical Software $320M ~$130M Insurance 66% - 79% - 57% - 24% - 13.8% ~ - 9% 25% 2018PF 2019PF 2020A 2021A Long - Term Target 2022E 15 (1) (1) (2) Disclaimer: See Porch’s Q4 and full year 2021 earnings press release for a reconciliation of Adjusted EBITDA (loss) as a perc ent age of revenue and Contribution Margin to their most directly comparable GAAP financial measures (1) PF figures are Pro Forma results which exclude the financial results of certain Porch businesses divested during 2019 and the fi rst half of 2020, after giving effect to all such divestitures as if they had occurred on January 1, 2018 (2) 2022 Estimated revenue includes the amount of revenue expected from '22 acquisitions to be recorded in the '22 year: RWS ($7. 5M) and CSE (+$10M based on the expectation of a mid 2022 close date)

Copyright 2022 Porch Group, Inc. All rights reserved FY 2021 Earnings Call Segment Information

2022E Revenue: Strong Growth in Both Vertical Software and Insurance

FY 2022E Guidance Revenue Distribution



~7%
~23%
~30%
~40%

- **Software & Services Subscriptions (~30%)[1]**
  B2B Recurring Fees From Companies
- **Move-Related Transactions – Excl. Insurance Segment (~23%)[2]**
  B2B2C Transaction Revenue via Companies (Reoccurring)
- **Post-Move Transactions (~7%)[3]**
  Transaction Revenue
- **Move-Related Transactions – Insurance Segment (~40%)[2]**
  Insurance + Warranty (Recurring Revenue)

Segment Revenue Growth(4)

Vertical Software



$137M
40%
YoY Growth
~$190M
2021
2022E

Insurance



$55M
132%
YoY Growth
~$130M
2021
2022E

(1) B2B includes recurring fees paid by Companies to Porch for SaaS and other services
(2) B2B2C (Move-Related Services) includes revenue predominantly related to selling consumers insurance, moving, security and TV/internet with majority of these consumers being provided to Porch on a reoccurring basis by companies
(3) B2B2C and B2C (Post-Move Services) includes revenue predominantly related to connecting consumers with contractors across home maintenance and improvement projects with these consumers originating from both 1) companies on a reoccurring basis, and 2) direct-to-consumer channels
(4) 2022 Estimated revenue includes the amount of revenue expected from '22 acquisitions to be recorded in the '22 year: RWS ($7.5M) and CSE (+$10M based on the expectation of a mid 2022 close date)

Porch

Copyright 2022 Porch Group, Inc. All rights reserved

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Copyright 2022 Porch Group, Inc. All rights reserved Number of Companies & Average Revenue Per Company (1) Porch management defines average companies in a quarter as an average of the end of period number of companies with the begin nin g of period number, inclusive of all companies across Porch’s home services verticals that (i) generate recurring revenue and (ii) generated revenue in the quarter. For new acquisitions, we determine t he number of customers in their initial quarter based on the percentage of the quarter they were part of Porch (2) Average revenue per account per month in quarter is defined as the total revenue from the quarter generated across all our ho me services company customer accounts divided by the average number of companies in the period divided by 3 (to provide monthly revenue). Note: while the wording of both footnote (1) and (2) on t his slide has been updated to be made more clear, they are the same calculations the company has been using to date (1) (2) 24,603 companies in Q4 2021 $699 revenue per company per month in Q4 2021 18

Copyright 2022 Porch Group, Inc. All rights reserved Monetized Services & Average Revenue Per Monetized Service (1) Monetized Services per Quarter is defined as the total number of unique consumer services from which Porch generated revenue, in cluding, but not limited to, new and renewing insurance customers, completed moving jobs, security installations, TV/internet installations or other home projects, measured over a quarterly period (2) Average revenue per monetized services in quarter is defined as the total service revenue (Move - Related Transaction revenue plus Post - Move Transaction revenue) divided by the number of Monetized Services per Quarter. Note: while the wording of both footnote (1) and (2) on this slide has been updated to be made more clear, they are the same calculations the company has been using to date. See Porch’s fourth quarter 2021 earnings press release for a reconciliation of total service revenue Q1 Q2 Q3 Q4 (1) (2) 260,352 monetized services in Q4 2021 $132 revenue per monetized service in Q4 2021 19

Copyright 2022 Porch Group, Inc. All rights reserved 20 Vertical Software Segment: 4Q 2021 Financials $35.5M Q4 Revenue 68% Revenue Less Cost of Revenue Margin 39% Contribution Margin 9% Adj. EBITDA Margin (1) Disclaimer: See Porch’s Q4 and full year 2021 earnings press release for a reconciliation of Adjusted EBITDA (loss) as a perc ent age of revenue and Contribution Margin to their most directly comparable GAAP financial measures (1) Impact of preliminary estimate of shared allocation of corporate expense would indicate a 2% Adjusted EBITDA (loss) as a perc ent age of revenue in the quarter

Copyright 2022 Porch Group, Inc. All rights reserved Insurance Segment: 4Q 2021 Financial Performance & KPI's 21 Insurance (Agency in 50 states. Carrier now live in 15 states as carrier) Warranty (Live in 46 states and D.C.) Active states Approved / Signed (coming soon) (4) Agency only (carrier opportunity) $16.1M Q4 Revenue $101M Q4 GWP (1) 104% Revenue Less Cost of Revenue Margin 304K Policyholders 21% Adj. EBITDA Margin (5) 89% Customer Retention (3) 54% Contribution Margin $211 Annualized Revenue Per Policyholder (2) Disclaimer: See Porch’s Q4 and full year 2021 earnings press release for a reconciliation of Adjusted EBITDA (loss) as a perc ent age of revenue and Contribution Margin to their most directly comparable GAAP financial measures (1) GWP includes gross written premium written for 3 rd party carriers through EIG, gross written premium HOA writes as well as AHP’s face value of policy premiums written during th e period (2) Includes quarterly revenue for the segment divided by number of policyholders in the segment multiplied by four (3) Represents rolling 12 months ending December 2021 for HOA (4) Includes CSE Insurance Group subject to regulatory approval; anticipated for mid - 2022 (5) Impact of preliminary estimate of shared allocation of corporate expense would indicate a 21% Adjusted EBITDA (loss) as a per cen tage of revenue in the quarter

Copyright 2022 Porch Group, Inc. All rights reserved FY 2021 Earnings Call Product Deep Dives

Copyright 2022 Porch Group, Inc. All rights reserved Porch Platform Consumer Experience Embedded Transactions Data Platform Proprietary Insights 23

Copyright 2022 Porch Group, Inc. All rights reserved Consumer App Demo Onboarding 24

Copyright 2022 Porch Group, Inc. All rights reserved Consumer App Demo Welcome 25 TC22

Copyright 2022 Porch Group, Inc. All rights reserved Consumer App Demo Checklist 26

Copyright 2022 Porch Group, Inc. All rights reserved Consumer App Demo My home 27 H o me Inspection Report

Copyright 2022 Porch Group, Inc. All rights reserved Consumer App Demo Contacts 28

Copyright 2022 Porch Group, Inc. All rights reserved Looking Ahead: The App for your Home 29

Copyright 2022 Porch Group, Inc. All rights reserved FY 2021 Earnings Call M&A Deep Dives

Copyright 2022 Porch Group, Inc. All rights reserved (1) Companies include acquisitions from the first half of 2021: Homeowners of America, iRoofing , Palm - Tech, Rynoh and V12. Recent acquisitions are accelerating as part of Porch 31 ~6% ~28% 2020 Average Growth Rate 2021 Average Growth Rate Growth in Revenue (1)

Copyright 2022 Porch Group, Inc. All rights reserved 2015 2017 2018 Series 1 Porch has a track record of improving growth post acquisition 19 % CAGR 2 years prior to acquisition 45 % growth 2018 Growth in Revenue 15 % CAGR 3 years prior to acquisition Growth in Revenue 32 2017 2020 2021 Series 1 19 % CAGR 3 years prior to acquisition 35 % growth 2021 Growth in GWP Growth in Revenue 2017 2020 2021 Growth in Policies 26 % CAGR 3 years prior to acquisition 50 % CAGR past 3 years 2018 2021 2022 ISN acquired Q3 2017 HOA acquired Q2 2021 Rynoh acquired Q2 2021 AHP acquired Q3 2021 Floify acquired Q4 2021 2017 2020 2021 41 % growth 2021 41 % growth 2021

Copyright 2022 Porch Group, Inc. All rights reserved RWS Acquisition Strengthens Porch’s Warranty and Inspection Capabilities Company Overview • Residential Warranty Services (“RWS”), based in Carmel, Indiana, is a national provider of home warranty products and inspector - centric software and services. • Distributes solutions through a network of real estate agents and >1,000 home inspectors. • Non - core assets have been carved out and remain with the previous owner and subject to post - closing co - marketing agreements. Strategic Rationale x Enhances Porch’s inspector offerings: x Additional software modules x Complimentary marketing and back - office services x Unique 90 - day warranty product that inspectors provide to consumers x Opportunity to provide inspectors discounted 90 - day warranty instead of free software x Both comprehensive and limited home warranty products distributed through the real estate agent channel x Porch Moving Concierge will offer existing inspectors and real estate agents added value for customers 33

Copyright 2022 Porch Group, Inc. All rights reserved RWS Offers an Attractive Addition to Porch’s Capabilities Transaction Summary • Definitive Agreements signed February 28, 2022 with closing expected in early Q2 2022 subject to certain closing conditions • Total closing consideration of $33M represents a ~3X 2022 full year estimated revenue of ~$10M. ~$8M revenue impact expected to Porch in 2022. • Revenue is recurring and we expect growth in - line with Porch's long - term targets • Expect to be slightly Adjusted EBITDA positive in 2022 • Consideration includes: • $29M of cash, of which $4.95M was paid at signing • $4M in Porch stock • Contingent consideration tied to performance of recently launched business line 34

Copyright 2022 Porch Group, Inc. All rights reserved FY 2021 Earnings Call Targeted Future Milestones

Copyright 2022 Porch Group, Inc. All rights reserved Porch’s Key Target Milestones 36 2021 $600M GWP 166% YoY Revenue Growth 2022 2024 2023 2 nd half positive Adj. EBITDA Full year positive Adj. EBITDA $1.5B revenue $320M Revenue Mid - term revenue target Disclaimer: See Porch’s Q4 and full year 2021 earnings press release for a reconciliation of Adjusted EBITDA (loss) as a perc ent age of revenue and Contribution Margin to their most directly comparable GAAP financial measures; 2022 Estimated revenue and GWP includes the amount of revenue expected from '22 acquisitions to be recorded in the '22 year: RWS ( $7. 5M) and CSE (+$10M based on the expectation of a mid 2022 close date)

41% Contribution Margin in 2021 demonstrates profit potential

2021 Expenses[1]


~$55M
~$74M
~$89M
Cost of Revenue
Sales & Marketing
Fixed expenses
2021 Expenses

2021 Sales & Marketing Investments[1]


~8%
~51%
~41%
B2B (51%)
Largely software sales and support to companies
Consumer (41%)
Largely consumer sales and support teams
Corporate (8%)

Key Product & Technology Investments

- Data platform build-out and integrations across Porch
- Consumer app and digital experiences
- Additional modules across verticals
- Integration of data into insurance pricing
- SOX and public company-related investments

Porch

(1) Excludes non-cash expenses

Copyright 2022 Porch Group, Inc. All rights reserved
37

Copyright 2022 Porch Group, Inc. All rights reserved $320M ~$1.5B - $200 $400 $600 $800 $1000 $1200 $1400 $1600 2022E Revenue Insurance Expansion Grow Current Software Verticals Enter New Software Verticals Mover Marketing Mid-term Target 2 3 4 Porch’s Path To $1.5 Billion Mid - Term Revenue Target Expand our insurance business: Enter new states, grow our product offerings, and convert at a higher rate to Porch customers 1 Grow in current software verticals: Sell software and services to more companies in existing verticals and increasing both B2B SaaS and B2B2C transaction revenue 2 Enhance and expand mover marketing offering: Continue to develop new products and services to brands to help them effectively reach movers 38 1 Enter new software verticals: Expand software offering to new home service verticals either organically or via M&A 4 3 ~$500M ~$400M ~$150M ~$150M

Copyright 2022 Porch Group, Inc. All rights reserved FY 2021 Earnings Call Q&A

Copyright 2022 Porch Group, Inc. All rights reserved FY 2021 Earnings Call Appendix

Copyright 2022 Porch Group, Inc. All rights reserved Balance Sheet Cash and Restricted Cash as of Dec 31, 2021: $324M • Primary use of cash expected for M&A • Well positioned to support investments; vertical software systems, Insurtech, data platform & consumer experience Total Long - Term Debt as of Dec 31, 2021: $414.6M • $425M of convertible note issued in September 2021 and due September 2026 that the Company may settle with cash, shares of the Company’s common stock, or any combination of cash and shares of the Company’s common stock • $600K Other notes Balance Sheet well positioned for growth 41

Copyright 2022 Porch Group, Inc. All rights reserved Capital Structure • Total common shares issued and outstanding as of December 31, 2021: 98.0M and 1.8M private warrants outstanding • In addition to the above, when team RSUs vest or team options both vest and are exercised, it will be added to total shares outstanding above. This relates to pre - SPAC Porch options and RSUs which rolled over and the ~8M share MIP pool from the SPAC merger agreement, some of which will be granted soon with long - term vesting and some of which may be granted in future years. Capital Structure Update 42

Copyright 2022 Porch Group, Inc. All rights reserved 1. Vertical software leader to key home service companies with low churn and high NPS 2. Large and ideal consumer audience provided via software companies, with low acquisition costs 3. Unique, substantial, and valuable property data 4. Large insurance operation with CAC, pricing, data, and value prop advantages 5. Proven team with strong track record 6. Massive and expanding addressable TAM 7. Strong financial results with fast revenue growth as well as strong and improving margins 8. Positioned for long - term leadership in the home: SaaS, insurance, warranty, moving, and homeownership 1 2 3 4 5 6 7 8 Porch Group Investment Highlights 43